                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

MLOA

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                 /s/ Thomas Buberl
                                 ----------------------------------------------
                                 Thomas Buberl, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Thomas Buberl, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                 /s/ Barbara Fallon-Walsh
                                 ----------------------------------------------
                                 Barbara Fallon-Walsh, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                 /s/ Gerald Harlin
                                 ----------------------------------------------
                                 Gerald Harlin, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Gerald Harlin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                 /s/ Daniel G. Kaye
                                 ----------------------------------------------
                                 Daniel G. Kaye, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Daniel G. Kaye, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                 /s/ Bertrand Poupart-Lafarge
                                 ----------------------------------------------
                                 Bertrand Poupart-Lafarge, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Bertrand Poupart-Lafarge, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                 /s/ Anders B. Malmstrom
                                 ----------------------------------------------
                                 Anders B. Malmstrom,
                                 Senior Executive Vice President and Chief
                                 Financial Officer

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Anders B. Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                     /s/ Andrea Nitzan
                                     -------------------------------------------
                                     Andrea Nitzan, Senior Vice President,
                                     Chief Accounting Officer and Controller

State of New York)

County of Suffolk) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Monica Moran
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                 ---------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                             /s/ Mark Pearson
                             ---------------------------------------------------
                             Mark Pearson, Chairman of the Board, President, Chief Executive Officer and Director


State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                       /s/ George Stansfield
                                       -----------------------------------------
                                       George Stansfield, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared George Stansfield, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf an d in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066

           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014

        Form N-6 Registration Statements to be filed in 1Q 2019 for two individual new flexible premium life policies under the
                 IncentiveLife line of variable life products.
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304

           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771
                                   333-223704

     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of November, 2018.

                                     /s/ Karima Silvent
                                     -------------------------------------------
                                     Karima Silvent, Director

State of New York)

County of New York) ss.:

On the 15th day of November in the year 2018, before me, the undersigned, personally appeared Karima Silvent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caterina Gallina
-----------------------------------------------------------------
Signature and Office of individual taking acknowledgment